Exhibit 99.1
EMPLOYMENT AGREEMENT
This Employment Agreement (this “Agreement”) is entered into as of the August 4, 2010 (the “Effective Date”), by and between GTSI Corp., a Delaware corporation (the “Company”), and Scott Friedlander (the “Executive”).
WHEREAS, the Executive was appointed by the Company as its President and Chief Executive Officer on February 16, 2010, and the Company and employee now desire to enter into the terms and conditions as set forth below regarding such appointment;
NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:
1. Employment Period.
The Company hereby agrees to employ the Executive as its President and Chief Executive Officer, and the Executive hereby agrees to work in such employ of the Company, subject to the terms and conditions of this Agreement, for the period commencing as of the date hereof and continuing until such time as the Executive’s employment hereunder is terminated in accordance with Section 3 hereof (the “Employment Period”).
2. Terms of Employment.
(a) Position and Duties.
(i) During the Employment Period, the Executive shall serve as the Company’s President and Chief Executive Officer reporting to the Company’s Board of Directors (the “Board”) with the appropriate authority, duties and responsibilities attendant to such positions and any other duties and responsibilities that may, from time to time, be assigned by the Board that are not inconsistent with the Executive’s position as President and Chief Executive Officer. Subject to applicable laws, applicable rules, regulations and policies of a national securities exchange and fiduciary duties, during the Employment Period the Board shall cause the Executive to be nominated for election by the Company’s stockholders as a Board member.
(ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote substantially all of his business attention and time to the business and affairs of the Company and to use the Executive’s best efforts to perform the Executive’s duties and responsibilities with the Company. During the Employment Period the Executive will not engage in any other business, profession or occupation for compensation or otherwise without the prior written consent of the Board; provided that it shall not be a breach of this Agreement for the Executive to (A) serve on civic, charitable or, with prior approval of the Board, corporate boards or committees, (B) manage passive personal investments or (C) participate in charitable, civic, educational, community or industry affairs, so long as such activities in the aggregate do not interfere or conflict with the performance of the Executive’s duties and responsibilities as a senior officer of the Company in accordance with this Agreement or create a potential business or fiduciary conflict.

(iii) Other Agreements. The Executive shall be bound by the terms and conditions set forth in the GTSI Corp. Employee Confidentiality and Non-Solicitation Agreement and the GTSI Corp. Employee Non-Competition Agreement between the Executive and the Company and such agreements are hereby incorporated by reference into this Agreement as if fully set forth herein.
(b) Compensation.
(i) Annual Base Salary. During the Employment Period, the Executive shall receive a base salary at an annual rate of not less than $400,000.00 (the “Annual Base Salary”), payable in accordance with the regular payroll practices of the Company. The Annual Base Salary will be reviewed at least annually by the Board, or a committee thereof to which the Board may from time to time have delegated such authority (the “Committee”), and may be modified in the Board’s (or Committee’s) sole discretion, in which event any modified Annual Base Salary will be deemed the Annual Base Salary under this Agreement.
(ii) Annual Bonus. Under the provisions of the Company’s current executive annual incentive performance bonus program, during the Employment Period, the Executive shall be eligible to receive an annual bonus (“Annual Bonus”), in the form of cash and/or a form of stock award as established by the Board, or by the Committee, after good-faith consultation with the Executive. Payment of Annual Bonuses shall be subject in each case to the Executive’s continued employment hereunder.
(iii) Equity Awards. Executive will be granted, as of August 4, 2010 (the “Grant Date”), an award of options to purchase up to 100,000 shares of the Company’s common stock under the terms and conditions of the Company’s 2007 Stock Incentive Plan (the “Options”), subject to the Executive’s continued employment hereunder from the Grant Date to the date of vesting of such Options. Such Options will vest in one-fifth equal increments on each of the first five anniversaries of the Grant Date. Except as set forth in Section 3(c)(ii) in connection with a Change in Control, any Options that fail to vest because of the termination of the Employment Period shall be forfeited and null and void. The level of the Executive’s additional participation in any equity awards, if any, shall be determined in the sole discretion of the Board or the Committee from time to time. Any awards granted to the Executive shall be granted pursuant to and, to the extent not contrary to the terms of this Agreement, shall be subject to all of the terms and conditions imposed under Company’s 2007 Stock Incentive Plan (as it may be amended from time to time) and any other executive compensation plans generally offered by Company to it senior officers.
(iv) Tax Withholdings. The Company will withhold from the Executive’s compensation hereunder and pay to the appropriate governmental agencies payroll taxes, including income, social security, and unemployment compensation taxes, required by the federal, state and local governments with jurisdiction over the Company.
(c) Benefits.
(i) Executive Benefit Plans. During the Employment Period, Executive will be entitled to such comparable fringe benefits and perquisites as may be provided to any or all of Company’s senior officers pursuant to policies established at any time, and from time to time, by the Board. These fringe benefits and perquisites will include the Executive’s participation in compensatory, benefit and incentive plans and arrangements, including deferred compensation and profit participation plans, as well as holidays, group health insurance, short term and long term disability insurance and life insurance, and supplemental executive health care benefits.

(ii) Leave. The Executive will be eligible to receive and take paid leave that Company generally makes available to its senior officers in accordance with the Company’s leave policies (as may be revised from time to time).
(iii) Business and Entertainment Expenses. Upon presentation of appropriate documentation, the Executive shall be reimbursed in accordance with the Company’s expense reimbursement policy, for all reasonable business and entertainment expenses incurred in connection with the performance of the Executive’s duties hereunder and the Company’s policies with regard thereto.
3. Termination of Employment.
(a) By Company.
(i) Termination for Cause. The Company may for Cause (as defined below) terminate the Employment Period at any time upon at least five (5) Business Days prior notice to the Executive. In any event, as of the date of termination of the Employment Period set forth in the notice (the “Termination Date”), the Executive will be relieved of all of his duties hereunder and the Executive will not be entitled to the accrual or provision of any compensation (including Annual Bonus) or benefit (including the vesting of Options) after the Termination Date, but Executive will be entitled to the provision of all Annual Base Salary and other benefits that will have accrued as of the Termination Date, including all vested Options, paid leave benefits, and reimbursement of incurred business expenses.
(ii) Termination without Cause. The Company may, in its sole discretion, without Cause, terminate the Employment Period at any time by providing Executive with thirty (30) days prior notice. Notwithstanding the foregoing, the Company may, at its option, provide up to thirty (30) days’ Annual Base Salary and benefits in lieu of such thirty (30) days’ notice of any portion thereof. Upon termination of the Employment Period under this Section 3(a)(ii) (the “Termination Date”), the Company will be obligated to pay the Executive:
(x) All compensation earned and accrued hereunder, but not yet paid, as of the Termination Date (e.g., previous year’s Annual Bonus payments) and other benefits that will have accrued as of the Termination Date, including all vested Options, paid leave benefits, reimbursement of incurred business expenses, and reimbursement for COBRA contribution for up to the first 365 days after the Termination Date. The Option exercise period would be extended to the maximum period permitted under Company’s 2007 Stock Incentive Plan, without subsequent stockholders approval and the Company incurring any charge or costs. If as a result of the terms of this Agreement the exercise period of an Option is extended, such extension is only permissible to the extent that it does not result in an impermissible extension of the Option for purposes of Code Section 409A.
(y) If the Termination Date is before the Executive’s 65th birthday, an aggregate severance payment equal to the Annual Base Salary in effect as of the Termination Date (the “Severance Payment”). The Severance Payment will be paid during the period commencing on the Termination Date and ending on the first anniversary thereof (the “Severance Period”) and will be paid in 24 equal semimonthly payments in accordance with Company’s standard payroll schedule during the Severance Period, provided that the amount payable during the first six months shall not exceed two times the maximum amount that may be taken into account under a qualified retirement plan under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”) for the year in which the Termination Date occurs. Any portion of the Severance Payment scheduled but not payable during the first six months because of the limitation in the prior sentence shall be paid in a lump sum with the first payment due after the end of the six months.
(iii) Definition of Cause. Termination by the Company of the Employment Period for “Cause” means termination as a result of (x) deliberate and premeditated acts against the Company’s best interests; or (y) acts or omissions involving unacceptable performance under standard business results for a company in Company’s market and industry, as reasonably determined by the Board, or (z) improper conduct (examples of which include, but are not limited to: failure or refusal to perform assigned duties or to follow Company’s policies, as determined in the Board’s sole discretion ; commission of sexual harassment or other employment practice liabilities; excessive absenteeism; unlawful use or possession of drugs or misuse of legal drugs or alcohol; misappropriation of a Company asset or opportunity; the offer, payment, solicitation or acceptance of any bribe or kickback with respect to Company’s business; the assertion, representation or certification of any false claim or statement to a customer of the Company; or indictment or conviction for any felony whatsoever or for any misdemeanor involving moral turpitude).
(b) Death or Disability. The Employment Period will be terminated immediately and automatically upon Executive’s death or “Disability.” The term “Disability” will mean the Executive’s inability to perform all of the essential functions of his position hereunder for a period of 26 consecutive weeks or for an aggregate of 150 days during any 365-day period by reason of illness, accident or any other physical or mental incapacity, as may be permitted by applicable law. The Executive’s capability to continue performance of the Executive’s duties hereunder will be determined by a panel composed of two independent medical doctors appointed by the Board and one appointed by the Executive or his designated representative. Upon termination of the Employment Period under this Section 3(b), the Executive will not be entitled to the accrual or provision of any compensation (including Annual Bonus) or benefit (including vesting of Options) after the Termination Date, but Executive will be entitled to the provision of all Annual Base Salary and benefits that will have accrued as of the Termination Date, including all vested Options, paid leave benefits, reimbursement of incurred business expenses, and any Annual Bonus earned as of the Termination Date (to be paid out when all Annual Bonus payments are made).
(c) By Executive
(i) Termination without Cause. The Executive may, in his sole discretion, without cause, terminate the Employment Period at any time by providing the Company with 30 days prior notice. If Executive exercises such termination right, the Company may, at its option, at any time after receiving such notice from the Executive, relieve him of his duties hereunder and terminate the Employment Period at any time prior to the expiration of said notice period. If the Employment Period is terminated by the Executive pursuant to this Section 3(c)(i), the Executive will be entitled to the provision of all Annual Base Salary and other benefits that will have accrued as of the Termination Date, including all vested Options, paid leave benefits, and reimbursement of incurred business expenses, but will not be entitled to any further accrual or provision of any other compensation (including Annual Bonus) or benefits (including the vesting of Options) after the Termination Date.

(ii) Change of Control. For purposes of this Section 3, a “Change of Control” will be deemed to have occurred upon the happening of any of the following events: (1) the Company’s stockholders approve a merger or consolidation of Company with any other corporation, other than a merger or consolidation which would result in the voting securities of Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being the surviving entity) more than 50% of the combined voting power of the voting securities of Company or such surviving entity outstanding immediately after such merger or consolidation; or (2) the Company’s stockholders approve an agreement to liquidate the Company or sell all or substantially all of Company’s assets.
(x) If, during the Employment Period, (1) a Change of Control occurs and the Employment Period is terminated without Cause or an event occurs constituting Good Reason (as defined below), or (2) one or more events that constitute a material breach of this Agreement leading to the Executive’s resignation for Good Reason are effected in anticipation of a Change of Control, including an attempt by the Company or its successor to avoid the Company’s or its successor’s obligations under this Agreement, the Executive may, in his sole discretion, terminate the Employment Period upon five days’ notice to the Company. If the Executive terminates the Employment Period pursuant to this Section 3(c)(ii), the Company may, at its option, at any time after receiving such notice from the Executive, relieve him of his duties hereunder and terminate the Employment Period at any time prior to the expiration of said notice period. Any vested Options as set out above, shall remain in full force and effect.
(y) If the Employment Period is terminated by the Executive pursuant to this Section 3(c)(ii) for Good Reason, or by the Company without Cause in connection with a Change of Control, the Executive will receive the following, commencing on the Termination Date:
(1) A severance payment equal to eighteen months of Annual Base Salary in effect as of the Termination Date. The Severance Payment will be paid during the 18 months following the Termination Date and will be paid in 36 equal semimonthly payments in accordance with the Company’s standard payroll schedule during such 18 months, provided that the amount payable during the first six months shall not exceed two times the maximum amount that may be taken into account under a qualified retirement plan under Code Section 401(a)(17) for the year in which the Termination Date occurs. Any portion of the Severance Payment scheduled but not payable during the first six months because of the limitation in the prior sentence shall be paid in a lump sum with the first payment due after the end of the six months.
(2) Bonus monies equal to one hundred fifty percent (150%) of the Executive’s targeted Annual Bonus, at 100% achievement, as had most recently been established for the Executive by the Board, to be paid during the 18 months following the Termination Date in 36 equal semimonthly payments in accordance with Company’s standard payroll schedule during such 18 months.

(3) All other benefits that will have accrued as of the Termination Date, including all vested Options, paid leave benefits, and reimbursement of incurred business expenses. Any outstanding unvested Options or any other stock awards (whether restricted stock, stock options or other awards) in Company common stock previously granted to the Executive will have their vesting accelerated in full so as to become 100% vested and immediately exercisable in full as of the date of such Change of Control.
(4) The Company’s obligation to provide the foregoing will be subject to a reasonable release and waiver under the same or similar terms that have been or will be required of other executive officers of the Company.
(z) For all purposes of this Agreement, “Good Reason” means any one of the following events, provided that the Executive has notified the Company of the existence of the event within 60 days after its initial occurrence or existence; the Company has not within 30 days after its receipt of the notice remedied the matter in compliance with this Agreement; and within 30 days after the expiration of the 30-day period referenced above, the Executive provides the Company with notice of the Executive’s termination of the Employment Period: (1) any material diminution of the Executive’s then existing Annual Base Salary; (2) any material diminution of Executive’s duties, responsibilities, authority, reporting structure, titles or offices hereunder; (3) any material change in the geographic location at which Executive must perform his services hereunder; or (4) any other action or inaction by the Company that constitutes a material breach of its obligations under this Agreement.
4. Non-Waiver. It is understood and agreed that one party’s failure at any time to require the performance by the other party of any of the terms, provisions, covenants or conditions hereof will in no way affect the first party’s right thereafter to enforce the same, nor will the waiver by either party of the breach of any term, provision, covenant or condition hereof be taken or held to be a waiver of any succeeding breach.
5. Severability. If any provision of this Agreement conflicts with the law under which this Agreement is to be construed, or if any such provision is held invalid or unenforceable by a court of competent jurisdiction or any arbitrator, such provision will be deleted from this Agreement and the Agreement will be construed to give full effect to the remaining provisions thereof.
6. Governing Law and Jurisdiction. This Agreement will be interpreted, construed and governed according to the laws of the Commonwealth of Virginia, without regard to the conflict of law provisions thereof. Any actions brought by any party pursuant to this Agreement shall be brought exclusively in the state and federal courts of the Commonwealth of Virginia.
7. Code Section 409A. To the extent that such requirements are applicable, this Agreement is intended to comply with the requirements of Code Section 409A (“Section 409A”) and shall be interpreted and administered in accordance with that intent. If any provision of this Agreement would otherwise conflict with or frustrate this intent, that provision shall be interpreted and deemed amended so as to avoid the conflict. The nature of any such amendment shall be determined by the Board. If the Executive qualifies as a “specified employee,” as defined in Treasury Regulation Section 1.409A-1(i), incurs a “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h), for any reason other than death and becomes entitled to a distribution under the Agreement, then to the extent required by Section 409A, no distribution otherwise payable to the Executive during the first six months after the date of such separation from service, shall be paid to Executive until the date which is one day after the date which is six months after the date of such separation from service (or, if earlier, the date of Executive’s death).

8. Construction of this Agreement and Certain Terms and Phrases.
a. The words “including,” “include” and “includes” are not exclusive and will be deemed to be followed by the words “without limitation”; if exclusion is intended, the word “comprising” is used instead.
b. Whenever this Agreement refers to a number of days, such number will refer to calendar days unless Business Days are specified. For purposes of this Agreement, Business Days will mean any day other than a Sunday, Saturday or other day on which banking institutions are authorized or obligated to close in New York, New York.
c. The parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
d. Both the Executive and the Company have received independent legal advice with respect to the advisability of entering into this Agreement and neither has been entitled to rely upon nor has in fact relied upon the advice of the other party or such other party’s counsel in entering into this Agreement. The paragraph headings and captions contained in this Agreement are for convenience only and will not be construed to define, limit or affect the scope or meaning of the provisions hereof. Any reference herein to the term “Section” without any reference to a specified document or law will be deemed to refer to the specified Section of this Agreement.
9. Indemnification. The Company agrees to indemnify the Executive as a director (once elected) and officer of the Company to the fullest extent permitted by the Company’s Restated Certificate of Incorporation and Bylaws, as such governing instruments are in effect as of the date hereof or as such indemnity provisions may be increased from time to time.
10. Legal Fees. The Company will reimburse the Executive up to $10,000 for any legal fees incurred in connection with the finalization of this Agreement, provided that the Executive submits all such legal invoices no later than 10 days following the Effective Date.
11. Entire Agreement. This Agreement contains and represents the entire agreement of the Company and the Executive and supersedes all prior agreements, representations or understandings, oral or written, express or implied with respect to the subject matter hereof. This Agreement may not be modified or amended in any way unless in writing signed by each of the Company and the Executive.
12. Assignment. Neither this Agreement nor any rights or obligations of the Company or the Executive hereunder may be assigned by the Company or the Executive without the other party’s prior written consent. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of the Company and the Executive and their heirs, estate, representatives, successors and assigns.

13. Notices. All notices required or permitted hereunder will be in writing and will be deemed properly given if delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, or sent by telegram, telex, fax or similar form of telecommunication, and will be deemed to have been given when received. Any such notice or communication will be addressed: (a) if to the Company, to General Counsel, 2553 Dulles View Drive, Herndon Virginia 20171; or (b) if to the Executive, to his last known home address on file with the Company; or to such other address as the Company or the Executive will have furnished to the other in writing.
IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the date first above-written.

GTSI Corp.		Scott Friedlander

By:	/S/	Signature:	/S/

John M. Toups, Chairman, Board of Directors